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                                                                      Exhibit 10







            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the use in this Registration Statement on Form N1-A of Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund and Janus Adviser High-Yield Fund of the reference to us under the heading "Independent Registered Public Accounting Firm."

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
July 27, 2005